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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 17, 1995
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                               THE TJX COMPANIES, INC.
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               (Exact name of registrant as specified in charter)

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
         DELAWARE                                  1-4908                        04-2207613
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(State or other jurisdiction              (Commission File Number)           (I.R.S. Employer
   of incorporation)                                                        Identification No.)


770 Cochituate Road, Framingham, MA                                          01701
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(Address of principal executive offices)                                    (Zip Code)
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      Registrant's telephone number, including area code:  (508) 390-2662
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                          This is page 1 of ___ pages.
                       Exhibit Index appears on page ___.

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ITEM 2.  ACQUISITION OF ASSETS

        On November 17, 1995, The TJX Companies, Inc., a Delaware corporation (the "Registrant"), completed the acquisition from Melville Corporation, a New York corporation ("Melville"), of all of the capital stock (the "Shares") of Marshalls of Roseville, Minn., Inc. ("Marshalls") pursuant to a Stock Purchase Agreement, as amended by Amendment No. 1 thereto (the "Stock Purchase Agreement") (reported in the Registrant's Form 8-K dated October 14, 1995 (the "October Form 8-K")). Marshalls, an off-price family apparel retailer, operates approximately 500 stores. The purchase price for the Shares was $375,000,000 in cash plus the issuance of junior convertible preferred stock of the Registrant (the "Preferred Stock") that has an aggregate liquidation preference equal to $175,000,000 and other terms described in the October Form 8-K. The Preferred Stock was issued pursuant to a Preferred Stock Purchase Agreement between the Registrant and Melville in two series - $25,000,000 of Series D Cumulative Convertible Preferred Stock (the "Series D Preferred Stock"), which is automatically convertible into shares of the Registrant's common stock ("Common Stock") on the first anniversary of its issuance if not earlier redeemed for cash or converted into such Common Stock, and $150,000,000 of Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock"), which is automatically convertible into Common Stock on the third anniversary of its issuance if not earlier converted into such Common Stock. The Preferred Stock will be convertible, in the aggregate, into between approximately 9.4 million and approximately 11.7 million shares of Common Stock, depending on the market price of such Common Stock at the time of conversion. The cash portion of the purchase price is subject to adjustment following the Closing in accordance with the Stock Purchase Agreement. The terms of the sale, including the consideration, were determined by arm's length negotiations.

        The Registrant and Melville also entered into a Standstill and Registration Rights Agreement (the "Standstill and Registration Rights Agreement") having the terms described in the October Form 8-K and a Transitional Services Agreement pursuant to which Melville will provide certain computer equipment, software and other services to the Registrant for a period after closing.

        The Registrant also entered into a Credit Agreement dated as of November 17, 1995 among The First National Bank of Chicago, Bank of America Illinois, The Bank of New York, and Pearl Street L.P., as co-arrangers, the other financial institution parties thereto, and the Registrant, under which the Registrant borrowed $375 million on an amortizing term loan basis to fund the cash portion of the purchase price for the Shares and may borrow up to an additional $500 million on a revolving loan basis to fund the working capital needs of the Registrant and the acquired business.

        The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, the Preferred Stock Subscription Agreement, and the Standstill and Registration Rights Agreement, all of which have been filed previously with the exception of Amendment No. 1 to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2 and


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incorporated herein by reference; the Certificates of Designations, Preferences and Rights for the Series D Preferred Stock and the Series E Preferred Stock, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference; the Transitional Services Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference; and the Credit Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statement of Business Acquired.

                 Financial statements for the acquired business are not yet available, and will be filed as soon as practicable but not later than 60 days after the required filing date of this report.

         (b)     Pro Forma Financial Information.

                 Pro forma financial information reflecting this acquisition is not yet available, and will be filed as soon as practicable but not later than 60 days after the required filing date of this report.

         (c)     Exhibits.

         2.2 Amendment No. 1 dated as of November 17, 1995 to Stock Purchase Agreement dated as of October 14, 1995 between the Registrant and Melville Corporation.

         10.1 Certificates of Designations, Rights and Preferences for the Registrant's Series D Cumulative Convertible Preferred Stock.

         10.2 Certificates of Designations, Rights and Preferences for the Registrant's Series E Cumulative Convertible Preferred Stock.

         10.3 Transitional Services Agreement dated as of November 17, 1995 between the Registrant and Melville Corporation.

         10.4 Credit Agreement dated as of November 17, 1995 among The First National Bank of Chicago, Bank of America Illinois, The Bank of New York, and Pearl Street L.P., as co-arrangers, the other financial institution parties thereto, and the Registrant.

         99.1    Press Release issued by the Registrant on November 20, 1995.





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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE TJX COMPANIES, INC.


                                       By: /s/ Donald G. Campbell
                                           ------------------------------------
                                           Name:  Donald G. Campbell
                                           Title: Senior Vice President-Finance


Date:  December 1, 1995





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                                 EXHIBIT INDEX


Exhibit No.                            Description of Exhibits                                  Page
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
    2.2            Amendment No. 1 dated as of November 17, 1995 to Stock
                   Purchase Agreement dated as of October 14, 1995 between the
                   Registrant and Melville Corporation.

    10.1 Certificates of Designations, Rights and Preferences for the Registrant's Series D Cumulative Convertible Preferred Stock.

    10.2 Certificates of Designations, Rights and Preferences for the Registrant's Series E Cumulative Convertible Preferred Stock.

    10.3 Transitional Services Agreement dated as of November 17, 1995 between the Registrant and Melville Corporation.

    10.4 Credit Agreement dated as of November 17, 1995 among The First National Bank of Chicago, Bank of America Illinois, The Bank of New York, and Pearl Street L.P., as co-arrangers, the other financial institution parties thereto, and the Registrant.

    99.1           Press Release issued by the Registrant on November 20, 1995.
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